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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 7, 1996
                                                 ----------------------



                          THE ROTHCHILD COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      33-0773-A                 65-0110447
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(State or other jurisdiction        (Commission            (IRS Employer
  of incorporation)                   File Number)           Identification No.)



   1055 West Hastings Street, Suite 2380, Vancouver, British Columbia V6E 2E9
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code       (604) 684-6508
                                                  -----------------------------




            102 N.E. 2nd Street, Suite 193, Boca Raton, Florida 33432
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         (Former name or former address, if changed since last report.)
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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.

               The Rothchild Companies, Inc. (the "Company") announced that on June 7, 1996, 600,000 shares of its Common Stock (the "Stock"), 60% of the Company's voting securities, were acquired by Laminco Resources, Inc. ("Laminco"), a publicly-held British Columbia corporation engaged in exploration and development of natural resources with operations in Mexico, in a purchase transaction with nine shareholders (the "Acquisition"). The Stock was acquired for an aggregate purchase price of $90,000, representing $0.15 per share, which was paid in cash from Laminco's operating resources. Prior to the Acquisition, Laminco did not beneficially own any shares of the Company's Common Stock. The selling shareholders and the number of shares sold by each are as follows:

                   Name                         Number of Shares
                   ----                         ----------------
          Norman H. Becker                          120,000
          Frank Bauer                                60,000
          LaSala & Company, Inc.                    119,500
          Alicia M. LaSala                           12,500
          Alicia M. LaSala as custodian for
            Nicholas F. LaSala                       25,500
          Jodi Sandstrom                             22,500
          Ronald Martini                             50,000
          Diane Martini                              49,107
          Corporate Investment Associates           140,893

               Prior to the Acquisition, Kelsey Boltz, Michael J. Hopley and David Alexander were appointed to vacant positions on the Company's Board of Directors. Messrs. Boltz and Alexander are officers of Laminco. Mr. Hopley was formerly Vice President of Exploration and Corporate Development of Bema Gold Corporation, a publicly-held exploration and development company with operations in Chile, Argentina, Venezuela and the United States. Upon consummation of the Acquisition, Norman H. Becker and Frank Bauer resigned their officer and director positions with the Company, and the Company appointed the following new officers:

          Kelsey Boltz --Chief Executive Officer
          Michael J. Hopley --President and Chief Operating Officer
          David Alexander --Secretary, Treasurer and Chief Financial Officer

               The new address for the Company's principle executive offices is 1055 West Hastings Street, Suite 2380, Vancouver, British Columbia V6E 2E9.

ITEM 7.        EXHIBITS

Exhibit
Number                             Description
- -------                            -----------
2.1       Stock Purchase Agreement by and between Laminco, the Company, and certain selling shareholders dated June 6, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       /s/ Kelsey Boltz
                                       -------------------------------------
                                       Kelsey Boltz
                                       Chief Executive Officer

Date: June 21, 1996






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